UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2013 (April 1, 2013)
Date of Report (Date of earliest event reported)
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ENERGY TRANSFER PARTNERS, L.P. (Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219 (Address of principal executive offices) (Zip Code)

(214) 981-0700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.
On April 1, 2013, the Board of Directors of Sunoco Partners LLC, the general partner of Sunoco Logistics Partners L.P. (“Sunoco Logistics”), approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as Sunoco Logistics’ new independent registered public accounting firm for the fiscal year ending December 31, 2013 and approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm. Sunoco Logistics notified Ernst & Young of its dismissal on April 1, 2013. The decision was made as part of the integration process related to the recently completed acquisition of Sunoco Logistics’ general partner by Energy Transfer Partners, L.P. (“ETP”). The acquisition resulted in Sunoco Logistics becoming a consolidated subsidiary of ETP. As Grant Thornton currently serves as ETP’s independent registered public accounting firm, Sunoco Logistics’ board determined that it would be beneficial for ETP and Sunoco Logistics to have the same firm audit their respective financial statements.
The audit reports of Ernst & Young on the consolidated financial statements of Sunoco Logistics as of December 31, 2012 and for the period from October 5, 2012 to December 31, 2012 and the effectiveness of Sunoco Logistics’ internal control over financial reporting as of December 31, 2012 were expressly relied upon by Grant Thornton, ETP’s independent registered public accounting firm, in Grant Thornton’s audit reports on the consolidated financial statements of ETP as of and for the year ended December 31, 2012 and the effectiveness of ETP’s internal control over financial reporting as of December 31, 2012. Grant Thornton will continue to act as the independent registered public accounting firm of ETP.
The audit reports of Ernst & Young on the consolidated financial statements of Sunoco Logistics as of December 31, 2012 and 2011, and for the periods from October 5, 2012 to December 31, 2012, from January 1, 2012 to October 4, 2012, and the years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Ernst & Young on the effectiveness of Sunoco Logistics’ internal control over financial reporting as of December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During Sunoco Logistics’ fiscal years ended December 31, 2012 and December 31, 2011, and during the subsequent interim period through April 1, 2013, the date of the dismissal of Ernst & Young, there were no (1) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
ETP provided Ernst & Young with a copy of this Current Report on Form 8-K, and requested that Ernst & Young furnish ETP with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by ETP in response to the disclosures required by Item 304(a) of Regulation S-K. ETP subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During Sunoco Logistics’ fiscal years ended December 31, 2012 and December 31, 2011, and during the subsequent interim period through April 1, 2013, neither Sunoco Logistics nor anyone acting on Sunoco Logistics’ behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 4, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:     Energy Transfer Partners, L.L.C., its general partner

By:      /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer
Dated: April 4, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 4, 2013.

4